[DESCRIPTION]           FORM 8-K/A

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                 ____________


                                  FORM 8-K/A

                                CURRENT REPORT
                                  Pursuant to
                          Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        March 29, 2000
                                                 -------------------------------


                             LIFEMINDERS.COM, INC.
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            (Exact Name of Registrant as Specified in Its Charter)


                                   Delaware
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                (State of Other Jurisdiction of Incorporation)


0-28133                                                              52-19990403
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(Commission File Number)                                           (IRS Employer
                                                             Identification No.)


1110 Herndon Parkway, Herndon, VA                                          20170
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(Address of Principal Executive Offices)                              (Zip Code)


                                (703) 707-8261
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             (Registrant's Telephone Number, Including Area Code)


                                Not Applicable.
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         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 2 IS AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

Item 2. Acquisition or Disposition of Assets

The purpose of this amendment is to amend Item 7 to provide certain financial information with respect to the Merger (as defined below), which information was impracticable to provide at the time the Registrant filed the Current Report on Form 8-K dated March 29, 2000.

On March 29, 2000, LifeMinders.com, Inc., a Delaware corporation (the Company), WITI Acquisition Corp., a Colorado corporation and a wholly owned subsidiary of the Company (Acquisition Corp.), WITI Corporation, a Colorado corporation
(WITI), and the stockholders of WITI (WITI Stockholders) entered into an Agreement and Plan of Merger pursuant to which Acquisition Corp was merged with and into WITI (the Merger). In consideration for the Merger, the Company delivered to the WITI Stockholders $2.5 million in cash, 345,796 shares of the Company's common stock, par value $0.01 per share (the Company Common Stock) with a fair value of $23 million (based on the average price of the Company's common stock two days prior to, the day of and two days subsequent to the announcement of the business combination) and options that are exercisable to acquire 38,266 shares of the Company's Common Stock with a fair value of $2.5 million (calculated using the Black-Scholes option pricing model); and assumed $2.3 million in liabilities for total consideration of $30.3 million. The consideration paid to the WITI Stockholders was based on the Company's evaluation of the financial condition, business operations and prospects of WITI, and was negotiated in an arms' length transaction among unrelated and unaffiliated (as defined under Rule 144 promulgated by the Securities and Exchange Commission) parties. The cash portion of the merger consideration was paid from the Company's working capital. The Company will account for the transaction as a purchase business combination.

WITI offers personalized weather forecasts for up to 120,000 locations within the United States WITI is also able to deliver wireless weather forecasts and alerts. WITI is a spin-off of the University Corporation for Atmospheric Research Foundation (the Foundation). The Foundation was incorporated by the University Corporation for Atmospheric Research (UCAR) for the purpose of engaging in technology transfer and other scientific, educational, and charitable activities in support of UCAR's mission. The Company intends to leverage WITI's expertise and capabilities to deliver a broad range of personalized, targeted wireless alerts and messages to its member base and business-to-business outsourcing partners.


ITEM 7 IS HEREBY AMENDED AND RESTATED IN ITS ENTIRETY AS FOLLOWS:

Item 7.  Financial Statements and Exhibits.

         (a)  Financial Statements of Business Acquired.

              The WITI Corporation and Subsidiaries Consolidated Financial Statements for the Year Ended September 30, 1999 and Independent Auditors' Report are attached hereto as Exhibit 99.1.

              The unaudited consolidated statements of operations and cash flows for the quarters ended December 31, 1999 and 1998 are attached hereto as Exhibit 99.2.

(b)  Pro Forma Financial Information

The following pro forma financial information required pursuant to Article 11 of Regulation S-X previously omitted from the Company's 8-K filed on April 13, 2000 is filed with this amendment:

Introduction to Unaudited Pro Forma Combined Financial Data.
Unaudited Pro Forma Combined Statement of Operations for the quarter ended
 March 31, 2000.
Unaudited Pro Forma Combined Statement of Operations for the fiscal year ended December 31, 1999.
Notes to Unaudited Pro Forma Combined Statement of Operations for the fiscal year ended December 31, 1999 and the quarter ended March 31, 2000.

                             LIFEMINDERS.COM, INC.

          UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following unaudited pro forma condensed combined financial statements combine the historical consolidated statements of operations of the Company and WITI. These unaudited pro forma financial statements give effect to the merger with WITI, referred to as the Merger.

We derived this information from the audited consolidated statements of operations of the Company and WITI for the years ended December 31, 1999 and September 30, 1999, respectively, and the unaudited consolidated statements of operations of the Company and WITI for the quarters ended March 31, 2000 and December 31, 1999, respectively. A proforma balance sheet as of March 31, 2000 is not presented as WITI is included in the March 31, 2000 consolidated balance sheet which was included in the Company's report Form 10Q filed on May 15, 2000. This information is only a summary and should be read in conjunction with the historical financial statements and related notes contained elsewhere herein.

The unaudited pro forma condensed combined statement of operations for the year ended December 31, 1999 assumes the transaction occurred on January 1, 1999. The unaudited pro forma condensed combined statement of operations for the quarter ended March 31, 2000 assumes the transaction occurred on January 1, 2000. The accounting policies of the Company and WITI are substantially comparable.

We are providing the unaudited pro forma condensed combined financial information for illustrative purposes only. The companies may have performed differently had they always been combined. You should not rely on the unaudited pro forma condensed combined financial information as being indicative of the historical results that would have been achieved had the companies always been combined or the future results that the combined company will experience.

LifeMinders.com, Inc.
Unaudited Pro Forma Condensed Consolidated
Statement of Operations
For the Quarter Ended March 31, 2000
                                                 LifeMinders.com            WITI             Proforma
                                                       1c                    1d            Adjustments             Total
                                         -----------------------    -------------   ------------------       -----------------
Revenue:
     Advertising                                    $  7,754,908         $      -          $         -            $  7,754,908
     Opt-in                                            3,249,333                -                    -               3,249,333
     Consulting services and other                             -          449,055                    -                 449,055
                                           ---------------------   --------------   ------------------      ------------------
     Total revenues                                   11,004,241          449,055                    -              11,453,296

Cost of revenue                                          719,905          238,934                    -                 958,839
                                           ---------------------   --------------   ------------------      ------------------

Gross margin (loss)                                   10,284,336          210,121                    -              10,494,457
                                           ---------------------   --------------   ------------------      ------------------

Operating expenses:
     Sales and marketing                              24,715,040                -                    -              24,715,040
     Research and development                          1,494,490                -                    -               1,494,490
     General and administrative                        2,995,010          313,407            2,450,000 4a            5,758,417
                                           ---------------------   --------------   ------------------      ------------------
     Total operating expenses                         29,204,540          313,407            2,450,000              31,967,947
                                           ---------------------   --------------   ------------------      ------------------

Loss from operations                                 (18,920,204)        (103,286)          (2,450,000)            (21,473,490)
Interest income (expense), net                         1,372,697          (14,504)                   -               1,358,193
Loss from investment in unconsolidated                   (25,173)               -                    -                 (25,173)
 entities
                                           ---------------------   --------------   ------------------      ------------------

Net loss available to common shareholders           $(17,572,680)       $(117,790)         $(2,450,000)           $(20,140,470)
                                           =====================   ==============   ==================      ==================

Basic and diluted net loss
     per common share                               $      (0.80)       $       -                                 $      (0.90)
                                           =====================   ==============   ==================      ==================

Basic and diluted weighted average common
     shares and common share equivalents              21,966,393                -              345,796 4b           22,312,189
                                           =====================   ==============   ==================      ==================

LifeMinders.com, Inc.
Unaudited Pro Forma Condensed Consolidated
Statement of Operations
For the year ended December 31, 1999
                                                 LifeMinders.com            WITI             Proforma
                                                       1a                    1b            Adjustments             Total
                                         -----------------------    -------------   ------------------       -----------------
Revenue:
     Advertising                                    $  9,446,149         $      -          $         -            $  9,446,149
     Opt-in                                            4,573,336                -                    -               4,573,336
     Consulting services and other                             -          990,314                    -                 990,314
                                           ---------------------   --------------   ------------------      ------------------
         Total revenues                               14,019,485          990,314                    -              15,009,799

Cost of revenue                                          965,711          492,823                    -               1,458,534
                                           ---------------------   --------------   ------------------      ------------------

Gross margin (loss)                                   13,053,774          497,491                    -              13,551,265
                                           ---------------------   --------------   ------------------      ------------------

Operating expenses:
     Sales and marketing                              38,416,266          109,585                    -              38,525,851
     Research and development                          1,824,518          255,834                    -               2,080,352
     General and administrative                        4,326,594          620,787            9,800,000 3a           14,747,381
     Stock-based compensation                            625,042                -                    -                 625,042
                                           ---------------------   --------------   ------------------      ------------------
         Total operating expenses                     45,192,420          986,206            9,800,000              55,978,626
                                           ---------------------   --------------   ------------------      ------------------

Loss from operations                                 (32,138,646)        (488,715)          (9,800,000)            (42,427,361)
Interest income (expense), net                            529,124         (50,262)                   -                 478,862
                                           ---------------------   --------------   ------------------      ------------------

Net loss before income tax provision                 (31,609,522)        (538,977)          (9,800,000)            (41,948,499)

Income tax provision                                           -           (6,694)                   -                  (6,694)

Net loss                                             (31,609,522)        (545,671)          (9,800,000)            (41,955,193)
                                           =====================   ==============   ==================      ==================

Accretion on mandatorily redeemable
     convertible preferred stock                      (1,155,417)               -                    -              (1,155,417)
                                           ---------------------   --------------   ------------------      ------------------

Net loss available to common
     shareholders                                   $(32,764,939)       $(545,671)         $(9,800,000)           $(43,110,610)
                                           =====================   ==============   ==================      ==================

Basic and diluted net loss
     per common share                               $      (6.26)       $       -                                $      (7.73)
                                           =====================   ==============   ==================      ==================

Basic and diluted weighted average common
     shares and common share equivalents               5,230,826                -              345,796 3b            5,576,622
                                           =====================   ==============   ==================      ==================


   See notes to unaudited pro forma condensed combined financial statements.


      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

1.     HISTORICAL FINANCIAL INFORMATION

       1a. Represents the historical statement of operations of the Company for the year ended December 31, 1999

       1b. Represents the historical statement of operations of WITI for the year ended September 30, 1999

       1c. Represents the historical statement of operations of the Company for the quarter ended March 31, 2000

       1d. Represents the historical statement of operations of WITI for the quarter ended December 31, 1999

2.     MERGER

       On March 29, 2000, the Company acquired WITI in a purchase business combination. In consideration for the Merger, the Company delivered to the WITI Stockholders $2.5 million in cash, 345,796 share of the Company's common stock, par value $0.01 per share (the Company Common Stock) with a fair value of $23 million (based on the average price of the Company's common stock two days prior to, the day of and two days subsequent to the announcement of the business combination) and options that are exercisable to acquire 38,266 shares of the Company's Common Stock with a fair value of $2.5 million (calculated using the Black-Scholes option pricing model); and assumed $2.3 million in liabilities for total consideration of $30.3 million. The Company's preliminary purchase price allocation of $30.3 million was allocated $0.9 million to tangible assets and $29.4 million to intangible assets including core technology, assembled workforce, agreements not to compete, patents and goodwill. The Company believes the weighed average useful lives of the excess purchase price and intangible assets, based upon the final purchase allocation, will approximate three years and anticipates its final allocation of the purchase price will be complete during the second quarter of 2000.


3.     PROFORMA ADJUSTMENTS - DECEMBER 31, 1999

                 The pro forma adjustments to the unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1999 are as follows:

       3a. Adjustment of $9.8 million for amortization over three years of excess purchase price and intangibles resulting from the acquisition of WITI

       3b. Adjustment to weighted average shares of common stock outstanding used in computing basic and diluted net loss per share to reflect the issuance of approximately 345,796 shares of common stock in connection with the acquisition of WITI


4.     PROFORMA ADJUSTMENTS - MARCH 31, 2000

                 The pro forma adjustments to the unaudited pro forma condensed consolidated statement of operations for the quarter ended March 31, 2000 are as follows:

       4a. Adjustment of $2.45 million for amortization over three years of excess purchase price and intangibles resulting from the acquisition of WITI

       4b. Adjustment to weighted average shares of common stock outstanding used in computing basic and diluted net loss per share to reflect the issuance of approximately 345,796 shares of common stock in connection with the acquisition of WITI


       (c)  Exhibits.

Exhibit No.                        Description
----------------  -------------------------------------------------
 2.1*             Agreement and Plan of Merger dated March 29, 2000

23.1              Consent of Deloitte and Touche, LLP

99.1              WITI Corporation and Subsidiaries Consolidated Financial
                  Statements for the year ended September 30, 1999 and Independent Auditors' Report

99.2              Unaudited WITI Corporation and Subsidiaries Consolidated
                  Statements of Operations and Cash Flows for the quarters ended
                  December 31, 1999 and 1998

* Previously filed.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              LIFEMINDERS.COM, INC.



Dated:  June 12, 2000                      By:  /s/ Joseph S. Grabias
                                              ---------------------------
                                               Joseph S. Grabias
                                               Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.       Description
----------------  -------------------------------------------------
2.1*              Agreement and Plan of Merger dated March 29, 2000

23.1              Consent of Deloitte & Touche LLP

99.1              WITI Corporation and Subsidiaries Consolidated Financial
                  Statements for the Year Ended September 30, 1999 and
                  Independent Auditors' Report

99.2              Unaudited WITI Corporation and Subsidiaries Consolidated
                  Statements of Operations and Cash Flows for the quarters ended
                  December 31, 1999 and 1998

* Previously filed.